UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 1, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-13061 (Commission File Number)	34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 3, 2015, Owens-Illinois Group, Inc. (“OI Group”) filed a Current Report on Form 8-K (the “Original Report”) reporting that Owens-Brockway Glass Container Inc. (“OBGC”), an indirect, wholly-owned subsidiary of OI Group, had completed the previously announced acquisition (the “Vitro Acquisition”) of the food and beverage glass containers business as conducted in the United States, Mexico and Bolivia of Vitro, S.A.B. de C.V., a Mexican sociedad anónima bursátil de capital variable, Distribuidora Álcali, S.A. de C.V., a Mexican sociedad anónima de capital variable, and Vitro Packaging, LLC, a U.S. limited liability company (the “Vitro Business”), pursuant to a stock purchase agreement, dated as of May 12, 2015.

This Amendment No. 1 to the Original Report (“Amendment No. 1”) is being filed to amend and supplement the Original Report to provide the financial information required under Item 9.01, which is permitted to be filed by amendment no later than 71 days after the due date of the Original Report. No other modifications to the Original Report are being made by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The audited carve-out combined financial statements of the Vitro Business as of and for the years ended December 31, 2014, 2013 and 2012 and unaudited condensed carve-out combined financial statements of the Vitro Business as of and for the six months ended June 30, 2015 and 2014, required to be filed pursuant to this Item 9.01(a), are filed as Exhibits 99.2 and 99.3, respectively, to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information reflecting the Vitro Acquisition, required to be filed pursuant to this Item 9.01(b), is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d)	Exhibits

Exhibit
No.	Description

2.1

Stock Purchase Agreement dated as of May 12, 2015 by and between Owens-Brockway Glass Container Inc. and Vitro, S.A.B. de C.V., Distribuidora Álcali, S.A. de C.V. and Vitro Packaging, LLC (filed as Exhibit 2.1 to OI Group’s Current Report on Form 8-K/A dated May 13, 2015, File No. 33-13061, and incorporated herein by reference).

10.1*

Amendment No. 2, dated September 1, 2015, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

10.2*

First Incremental Amendment, dated September 1, 2015, to the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

99.1*	Press Release dated September 1, 2015.

99.2**	Audited carve-out combined financial statements of the Vitro Business as of and for the years ended December 31, 2014, 2013 and 2012.

99.3**	Unaudited condensed carve-out combined financial statements of the Vitro Business as of and for the six months ended June 30, 2015 and 2014.

99.4**

Unaudited pro forma condensed consolidated financial statements and explanatory notes for the year ended December 31, 2014 and the six months ended June 30, 2015 and June 30, 2014 and as of June 30, 2015.

*	Previously Filed with the Original Report.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: September 22, 2015	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

2.1

Stock Purchase Agreement dated as of May 12, 2015 by and between Owens-Brockway Glass Container Inc. and Vitro, S.A.B. de C.V., Distribuidora Álcali, S.A. de C.V. and Vitro Packaging, LLC (filed as Exhibit 2.1 to OI Group’s Current Report on Form 8-K/A dated May 13, 2015, File No. 33-13061, and incorporated herein by reference).

10.1*

Amendment No. 2, dated September 1, 2015, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

10.2*

First Incremental Amendment, dated September 1, 2015, to the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

99.1*	Press Release dated September 1, 2015.

99.2**	Audited carve-out combined financial statements of the Vitro Business as of and for the years ended December 31, 2014, 2013 and 2012.

99.3**	Unaudited condensed carve-out combined financial statements of the Vitro Business as of and for the six months ended June 30, 2015 and 2014.

99.4**

Unaudited pro forma condensed consolidated financial statements and explanatory notes for the year ended December 31, 2014 and the six months ended June 30, 2015 and June 30, 2014 and as of June 30, 2015.

*	Previously Filed with the Original Report.
**	Filed herewith.